UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 15, 2023

FIRST NATIONAL MASTER NOTE TRUST

FIRST NATIONAL FUNDING LLC

FIRST NATIONAL BANK OF OMAHA

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor, as specified in their respective charters)

Nebraska

(State of Incorporation)

333-1396730-01, 333-1396730	02-0598125 (First National Funding LLC)
(Commission File Number for Registrant	(IRS Employer Identification No.)
and Issuing Entity, respectively)

1620 Dodge Street Stop Code 3201, Omaha, Nebraska	68197
(Address of principal executive offices)	(Zip Code)

                   (402) 341-0500

(Registrant’s telephone number, including area code)

                           Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

First National Funding LLC (“Funding”) entered into an Underwriting Agreement, dated September 15, 2023 (“Underwriting Agreement”), among Funding, First National Bank of Omaha, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and RBC Capital Markets, LLC relating to the Class A Series 2023-2 Asset Backed Notes (the “Offered Notes”), a copy of which is filed with this Form 8-K as Exhibit 1.1, to be issued by First National Master Note Trust (the “Issuer”) described in the related Prospectus dated September 15, 2023.

Item 8.01. Other Events

In order to facilitate the issuance of the Offered Notes (and certain retained notes), Funding will cause the Issuer to enter into a Series 2023-2 Indenture Supplement (the “Indenture Supplement”), to be dated on or about September 22, 2023, by and between the Issuer and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank, National Association) (the “Indenture Trustee”), pursuant to the Second Amended and Restated Master Indenture, by and between the Issuer and the Indenture Trustee, dated as of September 23, 2016. A copy of the form of Indenture Supplement that the Issuer intends to execute is filed with this Form 8-K as Exhibit 4.1.

First National Bank of Omaha, First National Funding LLC and First National Master Note Trust will enter into a Risk Retention Agreement to be dated on or about September 22, 2023. A copy of the form of Risk Retention Agreement that they intend to execute is filed with this Form 8-K as Exhibit 4.2.

The Issuer and the Indenture Trustee will enter into a Second Amendment to Second Amended and Restated Master Indenture to be dated on or about September 22, 2023. A copy of the form of Second Amendment to Second Amended and Restated Master Indenture Trust that they intend to execute is filed with this Form 8-K as Exhibit 4.3.

In connection with the issuance of the Offered Notes, the chief executive officer of Funding has made the certifications required by Paragraph I.B.1(a) of Form SF-3. Such certifications are being filed with this Form 8-K as Exhibit 36.1 in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

The Registrant is filing Exhibits 5.1 and 8.1 in connection with the offer and sale of the Offered Notes.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

EXHIBIT NO.	DOCUMENT DESCRIPTION

1.1	Underwriting Agreement dated September 15, 2023, among First National Funding LLC, First National Bank of Omaha, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and RBC Capital Markets, LLC, individually and as representatives of the several underwriters

4.1	Form of Indenture Supplement, to be dated on or about September 22, 2023

4.2	Form of Risk Retention Agreement, to be dated on or about September 22, 2023

4.3	Form of Second Amendment to Second Amended and Restated Master Indenture, to be dated on or about September 22, 2023

5.1	Opinion of Kutak Rock LLP regarding the legality of the Notes

8.1	Opinion of Kutak Rock LLP regarding certain tax matters

23.1	Consent of Kutak Rock LLP (included in Exhibits 5.1 and 8.1)

36.1	Depositor Certification, dated September 15, 2023, for shelf offerings of asset-backed securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2023	FIRST NATIONAL FUNDING LLC, as Depositor

By:	First National Funding Corporation, Managing Member

By	/s/ Anthony R. Cerasoli
Anthony R. Cerasoli, President